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         NUMBER                                                  SHARES
          05000
------------------------                                ------------------------

                INCORPORATED IN THE PROVINCE OF BRITISH COLUMBIA


                            SOLUCORP INDUSTRIES LTD.

                                                        ------------------------
                                                            CUSIP 83437C 10 2
                                                        ------------------------
THIS CERTIFIES THAT

                                    SPECIMEN

is the registered holder of


         FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

in the Capital of the above named Company subject to the Memorandum and Articles of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia.

DATED

     COUNTERSIGNED AND REGISTERED
     THE R-M TRUST COMPANY             VANCOUVER
     TRANSFER AGENT AND REGISTRAR



     By_________________________________________
               Authorized Officer



/s/ Joseph [ILLEGIBLE]
      President


/s/ [ILLEGIBLE]
   Secretary

   The Shares represented by this Certificate are transferable at the offices of The R-M Trust Company, Vancouver, B.C.

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     FOR VALUE RECEIVED the undersigned hereby sells, assigns and tranfers unto

              PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

                          | | | | - | | | | - | | | |


________________________________________________________________________________
                        (Name and address of transferee)


________________________________________________________________________________


_________________________________________________________________________ shares registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints



___________________________________________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.


DATED:



______________________________________  ________________________________________
      (Signature of Witness)                   (Signature of Shareholder



NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.


        Signature Guaranteed By: